Receivables from Customers and Broker-Dealers and Clearing Organization, Net (Details) - Schedule of Receivables From Customers and Broker-Dealers and Clearing Organizations, Net - USD ($)
$ in Thousands
	Sep. 30, 2024	Mar. 31, 2024
Receivables from:
Customers	$ 1,102	$ 3,463
Brokers-dealers and clearing organizations	887	679
Sub-total	1,989	4,142
Less: allowance for expected credit losses	(588)	(590)
Total	$ 1,401	$ 3,552